UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2017

CLEARBRIDGE

AGGRESSIVE GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 29, 2017

II	ClearBridge Aggressive Growth Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended August 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Finally, the U.S. Department of Commerce reported that second quarter 2017 GDP growth — released after the reporting period ended — was 3.1%. The increase in GDP growth reflected an upturn in private inventory investment, an acceleration in personal consumption expenditures, a deceleration in imports and an increase in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on August 31, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. While this was an increase from 4.3% in the previous month, it was just shy of the lowest unemployment rate since May 2001. The percentage of longer-term unemployed declined over the period. In August 2017, 24.7% of Americans looking for a job had been out of work for more than six months, versus 24.9% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, after the reporting period ended, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 29, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Aggressive Growth Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	ClearBridge Aggressive Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-capitalization companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. A broadly positive reaction to the U.S presidential election lifted U.S. markets during the first half of the twelve-month reporting period ended August 31, 2017 while a pickup in corporate earnings and economic growth helped extend the rally through the close of the period. The S&P 500 Index gained 16.23% for the twelve-month period ended August 31, 2017, while the small-cap Russell 2000 Indexii gained 14.91%. Growth stocks outperformed value stocks with the Russell 3000 Growth Indexiii returning 20.47% and the Russell 3000 Value Indexiv returning 11.73%.

Optimism surrounding the election of President Donald Trump and his pro-growth agenda of corporate tax reform and overseas profit repatriation, reduced regulation and increased fiscal spending focused on infrastructure caused stocks to move sharply higher in the last two months of 2016. Cyclical stocks posted the best performance in the immediate post-election period, with the Financials and the Industrials sectors holding onto gains to be among the best performers during the reporting period.

President Trump’s reflation plans, however, ran into resistance in the first quarter of 2017 as the failure of a Republican-led Congress to pass a replacement health care insurance bill and investigations into President Trump’s campaign ties with Russia lowered optimism about successful passage of stimulative legislation.

Nevertheless, equities continued to move higher through the reporting period as a combination of solid earnings growth and steady economic expansion provided support. Stocks in the S&P 500 Index turned in their best earnings growth in four years in the second quarter of 2017. Some of the best earnings and revenue growth was turned in by a select group of mega-cap technology and internet companies that caused Information Technology (“IT”) to be the best performing

ClearBridge Aggressive Growth Fund 2017 Annual Report	1

Fund overview (cont’d)

sector during the reporting period, with a gain of 33.52%.

Continued health in the economy was also beneficial as the U.S. Department of Commerce’s second estimate for second quarter 2017 U.S. gross domestic product (“GDP”)v growth was 3.0%, its highest level in two years. Hiring remained solid, with employers adding an average of 189,000 new jobs per month and the unemployment rate touching a post-financial-crisis low of 4.3% before finishing the reporting period at 4.4%. The steady expansion caused the Federal Reserve Board (the “Fed”)vi to raise its target for short-term interest rates 0.50% during the reporting period, and indicating plans for further increases should inflation increase from its current moderate levels.

Q. How did we respond to these changing market conditions?

A. While encouraged by the extension of the equity rally from the market lows of early 2016, we are perhaps more encouraged by a continuing broadening and potential beginning of a rotation in leadership from the relatively narrow, mega-cap technology led market that had been in place since 2015. While we remain bottom-up company owners, we caution that crowding in mega-cap technology and internet names through passive vehicles has continued, leading to a very momentum-oriented market with pockets of overvaluation and over-ownership in certain sectors and sub-sectors. We see the risk of failure as higher in these areas given valuations which far exceed the average in the S&P 500 Index. Our technology holdings and the overall portfolio, in particular, have been trading at significant discounts to the market, with the current valuation gap one of the widest we’ve seen in the Fund’s history.

We have never made investment decisions based on the positioning of a benchmark, but instead target fundamentally sound, cash-flow-generative businesses that we can hold for years, if not decades. While our long-term holdings may go out of favor for short periods, over time we remain confident that either market or third-party companies will monetize the value of quality assets. One area of the portfolio where this has been evident is the Health Care sector, where we saw signs of drug pricing pressure abating as the potential for new health care legislation and comments from the head of the Food and Drug Administration (“FDA”) encouraging innovation and competition lifted the sector. Companies like Amgen Inc., Allergan PLC and Biogen Inc. have adjusted to the new reality of lower drug price increases by targeting new markets with novel therapeutics, driving volume growth and increasing research and development spending to spur scientific breakthroughs.

Our Energy sector exposure was the most significant detractor during the reporting period, as crude oil prices fell 3% to $48 per barrel during the period and our portfolio companies made moves to streamline operations and shore up their balance sheets. We expect oil prices may remain range-bound for the foreseeable future, as crude falling below $40 per barrel has slowed production and drilling capex. Meanwhile, prices rising close to or in excess of $60 could spark a big U.S. production increase, driving prices back down. Current price weakness is a function of higher supplies from U.S. shale drilling offsetting the Organization of the Petroleum Exporting Countries’ (“OPEC”) production cuts. Despite the downturn and range-bound commodity price environment, we have seen encouraging signs from the industry, which is

2	ClearBridge Aggressive Growth Fund 2017 Annual Report

showing more discipline in striving to generate consistent cash flows rather than solely focusing on growing production. This has led us to continue to overweight quality exploration and service companies with solid balance sheets and a focus on strong returns on capital employed. We believe current valuations for these businesses could prove unsustainably low.

We are contrarian investors in what has become a momentum-oriented market. We see our portfolio at very attractive valuation levels as it remains full of companies with good growth opportunities, contracting multiples and balance sheets that continue to add cash. We remain patient in waiting for the value of the stocks we own to be monetized, either through an increase in mergers and acquisitions activity or a change in market leadership away from mega-cap technology. When that shift in leadership does occur, we believe it could be powerful and long-lasting.

Performance review

For the twelve months ended August 31, 2017, Class A shares of ClearBridge Aggressive Growth Fund, excluding sales charges, returned 13.43%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned 20.47% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 18.44% over the same time frame.

Performance Snapshot as of August 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Aggressive Growth Fund:
Class A	1.42%	13.43%
Class B2	0.84%	12.15%
Class C	1.06%	12.63%
Class FI	1.44%	13.45%
Class R	1.27%	13.09%
Class I	1.59%	13.79%
Class IS	1.63%	13.90%
Russell 3000 Growth Index	10.35%	20.47%
Lipper Multi-Cap Growth Funds Category Average	10.01%	18.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 541 funds for the six-month period and among the 528 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]	The Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Aggressive Growth Fund 2017 Annual Report	3

Fund overview (cont’d)

without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 28, 2016, the gross total annual fund operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.15%, 2.32%, 1.85%, 1.14%, 1.44%, 0.84% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 2.25% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in eight sectors in which it was invested during the reporting period (among eleven sectors in total), with the greatest contributions to absolute returns coming from the Health Care, IT and Consumer Discretionary sectors.

Relative to the benchmark, stock selection in the Consumer Discretionary and Health Care sectors and a lack of exposure to the Consumer Staples sector contributed the most to returns. Stock selection in the Materials sector and a lack of exposure to the Real Estate sector also had positive impacts.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in UnitedHealth Group and Vertex Pharmaceuticals Inc., both in the Health Care sector, Broadcom Ltd. and Autodesk Inc., both in the IT sector and Comcast Corp., Class A Shares in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall stock selection and sector allocation detracted from performance. In particular, an overweight to the Energy sector, an underweight to the IT sector and stock selection within the Industrials, IT and Energy sectors had the most significant negative impact on relative returns during the reporting period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Newfield Exploration

4	ClearBridge Aggressive Growth Fund 2017 Annual Report

Co., Anadarko Petroleum Corp., Core Laboratories NV and Weatherford International PLC, all in the Energy sector as well as Fluor Corp. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we received shares of Bioverativ, Inc. in the Health Care sector following its spinoff from portfolio holding Biogen Inc.; shares of LogMeIn, Inc. in the IT sector following its merger with GoToMeeting, a spinoff from portfolio holding Citrix Systems Inc.; shares of Lions Gate Entertainment Corporation in the Consumer Discretionary sector following its acquisition of portfolio holding Starz, Class A Shares, and shares of Adient in the Consumer Discretionary sector following its spinoff from portfolio holding Johnson Controls International Plc.

Thank you for your investment in ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

September 19, 2017

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of August 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of August 31, 2017 were: UnitedHealth Group Inc. (9.6%), Biogen Inc. (8.7%), Comcast Corp., Class A Shares (7.5%), Amgen Inc. (6.7%), Broadcom Ltd. (5.6%), Allergan PLC (5.2%), Autodesk Inc. (3.1%), Anadarko Petroleum Corp. (2.8%), Seagate Technology PLC (2.7%) and Vertex Pharmaceuticals Inc. (2.6%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2017 were: Health Care (38.4%), Information Technology (22.4%), Consumer

ClearBridge Aggressive Growth Fund 2017 Annual Report	5

Fund overview (cont’d)

Discretionary (21.8%), Energy (8.0%) and Industrials (6.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridgeAggressive Growth Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2017 and August 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

ClearBridge Aggressive Growth Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2017 and held for the six months ended August 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.42%	$1,000.00	$1,014.20	1.12%	$5.69	Class A	5.00%	$1,000.00	$1,019.56	1.12%	$5.70
Class B	0.84	1,000.00	1,008.40	2.25	11.39	Class B	5.00	1,000.00	1,013.86	2.25	11.42
Class C	1.06	1,000.00	1,010.60	1.82	9.22	Class C	5.00	1,000.00	1,016.03	1.82	9.25
Class FI	1.44	1,000.00	1,014.40	1.08	5.48	Class FI	5.00	1,000.00	1,019.76	1.08	5.50
Class R	1.27	1,000.00	1,012.70	1.41	7.15	Class R	5.00	1,000.00	1,018.10	1.41	7.17
Class I	1.59	1,000.00	1,015.90	0.78	3.96	Class I	5.00	1,000.00	1,021.27	0.78	3.97
Class IS	1.63	1,000.00	1,016.30	0.71	3.61	Class IS	5.00	1,000.00	1,021.63	0.71	3.62

8	ClearBridge Aggressive Growth Fund 2017 Annual Report

[1]	For the six months ended August 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Aggressive Growth Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/17	13.43%	12.15%	12.63%	13.45%	13.09%	13.79%	13.90%
Five Years Ended 8/31/17	13.53	12.35	12.75	13.53	13.23	13.90	14.03
Ten Years Ended 8/31/17	7.86	7.10	7.19	7.88	7.63	8.27	N/A
Inception* through 8/31/17	—	—	—	—	—	—	11.04

With sales charges[2]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/17	6.90%	7.15%	11.63%	13.45%	13.09%	13.79%	13.90%
Five Years Ended 8/31/17	12.19	12.22	12.75	13.53	13.23	13.90	14.03
Ten Years Ended 8/31/17	7.23	7.10	7.19	7.88	7.63	8.27	N/A
Inception* through 8/31/17	—	—	—	—	—	—	11.04

Cumulative total returns
Without sales charges[1]
Class A (8/31/07 through 8/31/17)	113.17%
Class B (8/31/07 through 8/31/17)	98.53
Class C (8/31/07 through 8/31/17)	100.16
Class FI (8/31/07 through 8/31/17)	113.60
Class R (8/31/07 through 8/31/17)	108.70
Class I (8/31/07 through 8/31/17)	121.30
Class IS (Inception date of 8/4/08 through 8/31/17)	158.66

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

10	ClearBridge Aggressive Growth Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2007 - August 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Aggressive Growth Fund on August 31, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2017. The hypothetical illustration also assumes a $10,000 investment, in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Aggressive Growth Fund 2017 Annual Report	11

Schedule of investments

August 31, 2017

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 99.8%
Consumer Discretionary — 21.8%
Auto Components — 0.4%
Adient PLC	662,404	$46,818,715
Diversified Consumer Services — 0.0%
Ascent Capital Group Inc., Class A Shares	75,639	751,095	*
Internet & Direct Marketing Retail — 1.3%
Liberty Expedia Holdings Inc., Class A Shares	373,110	20,405,386	*
Liberty Interactive Corp. QVC Group, Class A Shares	3,851,751	85,200,732	*
Liberty TripAdvisor Holdings Inc., Class A Shares	385,175	5,142,086	*
Liberty Ventures, Series A Shares	559,665	34,452,978	*
Total Internet & Direct Marketing Retail		145,201,182
Media — 20.1%
AMC Networks Inc., Class A Shares	3,786,199	230,125,175	*
CBS Corp., Class B Shares, Non Voting Shares	772,554	49,489,809
Comcast Corp., Class A Shares	21,530,869	874,368,590
Discovery Communications Inc., Class A Shares	7,978,585	177,204,373	*
Discovery Communications Inc., Class C Shares	2,837,379	59,613,333	*
Liberty Broadband Corp., Class A Shares	1,144,342	116,070,609	*
Liberty Broadband Corp., Class C Shares	1,627,568	165,246,979	*
Liberty Global PLC, Class A Shares	687,151	23,363,134	*
Liberty Global PLC, Series C Shares	2,080,798	68,728,758	*
Liberty Global PLC LiLAC, Class A Shares	120,091	3,123,567	*
Liberty Global PLC LiLAC, Class C Shares	363,658	9,378,740	*
Liberty Media Corp.-Liberty Braves, Class A Shares	161,644	3,945,730	*
Liberty Media Corp.-Liberty Braves, Class C Shares	289,784	7,091,015	*
Liberty Media Corp.-Liberty Formula One, Class A Shares	404,110	15,327,892	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	724,461	28,471,317	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,616,441	72,254,913	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,897,851	129,273,133	*
Lions Gate Entertainment Corp., Class B Shares	1,492,962	41,907,443	*
Madison Square Garden Co., Class A Shares	779,335	165,616,481	*
MSG Networks Inc., Class A Shares	2,338,005	50,150,207	*
Viacom Inc., Class B Shares	772,554	22,095,044
World Wrestling Entertainment Inc., Class A Shares	979,096	21,344,293
Total Media		2,334,190,535
Total Consumer Discretionary		2,526,961,527

See Notes to Financial Statements.

12	ClearBridge Aggressive Growth Fund 2017 Annual Report

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Energy — 8.0%
Energy Equipment & Services — 3.8%
Core Laboratories NV	2,985,633	$263,273,118	(a)
Frank’s International NV	128,397	806,333
National-Oilwell Varco Inc.	3,230,761	99,087,440
Weatherford International PLC	21,682,020	83,042,137	*
Total Energy Equipment & Services		446,209,028
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	7,978,021	326,540,399
Newfield Exploration Co.	6,010,266	157,048,251	*
Total Oil, Gas & Consumable Fuels		483,588,650
Total Energy		929,797,678
Financials — 1.5%
Capital Markets — 0.4%
Cohen & Steers Inc.	1,323,887	50,095,884
Thrifts & Mortgage Finance — 1.1%
Astoria Financial Corp.	3,904,382	76,486,843
New York Community Bancorp Inc.	3,660,574	44,109,917
Total Thrifts & Mortgage Finance		120,596,760
Total Financials		170,692,644
Health Care — 38.4%
Biotechnology — 21.4%
Aduro Biotech Inc.	126,111	1,532,249	*
Agios Pharmaceuticals Inc.	1,062,056	67,185,663	*
Alkermes PLC	1,036,641	52,640,630	*
Amgen Inc.	4,387,028	779,881,967
Biogen Inc.	3,184,841	1,008,193,267	*
Bioverativ Inc.	1,592,421	90,274,346	*
ImmunoGen Inc.	128,900	1,077,604	*
Ionis Pharmaceuticals Inc.	2,790,570	149,630,363	*
ProQR Therapeutics NV	290,005	1,609,528	*
Spark Therapeutics Inc.	397,270	32,707,239	*
Vertex Pharmaceuticals Inc.	1,864,122	299,266,146	*
Total Biotechnology		2,483,999,002
Health Care Equipment & Supplies — 1.8%
Medtronic PLC	2,454,519	197,883,322
Wright Medical Group NV	366,248	10,840,941	*
Total Health Care Equipment & Supplies		208,724,263

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	13

Schedule of investments (cont’d)

August 31, 2017

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Health Care Providers & Services — 9.6%
UnitedHealth Group Inc.	5,581,650	$1,110,190,185
Pharmaceuticals — 5.6%
Allergan PLC	2,648,471	607,771,125
Mallinckrodt PLC	307,992	12,652,311	*
Teva Pharmaceutical Industries Ltd., ADR	340,129	5,394,446
Valeant Pharmaceuticals International Inc.	1,514,547	20,325,221	*
Total Pharmaceuticals		646,143,103
Total Health Care		4,449,056,553
Industrials — 6.5%
Aerospace & Defense — 2.4%
Engility Holdings Inc.	252,317	7,839,489	*
L3 Technologies Inc.	1,499,135	272,063,020
Total Aerospace & Defense		279,902,509
Building Products — 2.3%
Johnson Controls International PLC	6,624,044	262,245,902
Construction & Engineering — 1.3%
Fluor Corp.	4,034,331	155,604,147
Machinery — 0.4%
Pentair PLC	800,521	49,672,328
Trading Companies & Distributors — 0.1%
NOW Inc.	548,911	6,400,302	*
Total Industrials		753,825,188
Information Technology — 22.4%
Communications Equipment — 0.2%
ARRIS International PLC	1,107,335	30,850,353	*
Electronic Equipment, Instruments & Components — 2.7%
Dolby Laboratories Inc., Class A Shares	836,705	42,220,135
Fitbit Inc., Class A Shares	218,210	1,315,806	*
TE Connectivity Ltd.	3,409,447	271,391,981
Total Electronic Equipment, Instruments & Components		314,927,922
Internet Software & Services — 1.3%
Facebook Inc., Class A Shares	206,631	35,534,333	*
LogMeIn Inc.	89,271	10,212,603
Twitter Inc.	6,187,011	104,622,356	*
Total Internet Software & Services		150,369,292
Semiconductors & Semiconductor Equipment — 7.3%
Broadcom Ltd.	2,571,639	648,233,043
Cree Inc.	4,126,731	100,403,365	*
Intel Corp.	2,758,588	96,743,681
Total Semiconductors & Semiconductor Equipment		845,380,089

See Notes to Financial Statements.

14	ClearBridge Aggressive Growth Fund 2017 Annual Report

ClearBridge Aggressive Growth Fund

Security		Shares	Value
Software — 6.2%
Autodesk Inc.		3,117,620	$356,842,785	*
Citrix Systems Inc.		2,789,562	218,171,644	*
Nuance Communications Inc.		8,783,047	141,143,566	*
Total Software			716,157,995
Technology Hardware, Storage & Peripherals — 4.7%
Seagate Technology PLC		10,071,530	317,555,341
Western Digital Corp.		2,561,365	226,091,688
Total Technology Hardware, Storage & Peripherals			543,647,029
Total Information Technology			2,601,332,680
Materials — 1.0%
Metals & Mining — 1.0%
Freeport-McMoRan Inc.		4,763,820	70,409,260	*
Nucor Corp.		885,837	48,818,477
Total Materials			119,227,737
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
AT&T Inc.		536,603	20,101,148
Total Common Stocks (Cost — $5,075,135,231)			11,570,995,155

		Rights
Rights — 0.0%
Wright Medical Group NV, CVR (Cost — $3,578,478)		1,431,391	2,218,656	*
Total Investments before Short-Term Investments (Cost — $5,078,713,709)			11,573,213,811

	Rate	Shares
Short-Term Investments — 0.0%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $3,475,772)	0.910%	3,475,772	3,475,772
Total Investments — 99.8% (Cost — $5,082,189,481)			11,576,689,583
Other Assets in Excess of Liabilities — 0.2%			26,642,450
Total Net Assets — 100.0%			$11,603,332,033

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At August 31, 2017, the total market value of investments in Affiliated Companies was $263,273,118 and the cost was $198,915,613 (See Note 8).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVR	— Contingent Value Rights

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	15

Statement of assets and liabilities

August 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $4,883,273,868)	$11,313,416,465
Investments in affiliated securities, at value (Cost — $198,915,613)	263,273,118
Cash	26,327
Receivable for securities sold	38,500,000
Dividends and interest receivable	11,445,711
Receivable for Fund shares sold	8,479,751
Prepaid expenses	233,659
Total Assets	11,635,375,031

Liabilities:
Payable for Fund shares repurchased	17,346,512
Investment management fee payable	6,732,084
Service and/or distribution fees payable	2,278,298
Trustees’ fees payable	55,285
Accrued expenses	5,630,819
Total Liabilities	32,042,998
Total Net Assets	$11,603,332,033

Net Assets:
Par value (Note 7)	$550
Paid-in capital in excess of par value	4,493,615,250
Undistributed net investment income	18,773,721
Accumulated net realized gain on investments	596,442,410
Net unrealized appreciation on investments	6,494,500,102
Total Net Assets	$11,603,332,033

See Notes to Financial Statements.

16	ClearBridge Aggressive Growth Fund 2017 Annual Report

Net Assets:
Class A	$5,263,620,809
Class B	$39,236,023
Class C	$1,290,412,287
Class FI	$29,535,790
Class R	$94,013,495
Class I	$3,272,939,761
Class IS	$1,613,573,868

Shares Outstanding:
Class A	25,277,198
Class B	242,578
Class C	7,609,877
Class FI	141,318
Class R	461,030
Class I	14,310,363
Class IS	6,983,321

Net Asset Value:
Class A (and redemption price)	$208.24
Class B*	$161.75
Class C*	$169.57
Class FI (and redemption price)	$209.00
Class R (and redemption price)	$203.92
Class I (and redemption price)	$228.71
Class IS (and redemption price)	$231.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$220.94

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	17

Statement of operations

For the Year Ended August 31, 2017

Investment Income:
Dividends from unaffiliated investments	$142,550,568
Income from non-cash dividends from unaffiliated investments	31,380,443
Dividends from affiliated investments	5,604,014
Interest	747,008
Less: Foreign taxes withheld	(1,042,556)
Total Investment Income	179,239,477

Expenses:
Investment management fee (Note 2)	80,469,841
Service and/or distribution fees (Notes 2 and 5)	28,160,271
Transfer agent fees (Note 5)	14,649,400
Trustees’ fees	762,728
Fund accounting fees	705,934
Registration fees	221,644
Shareholder reports	171,563
Insurance	138,133
Audit and tax fees	84,090
Legal fees	70,097
Custody fees	43,725
Interest expense	25,525
Miscellaneous expenses	68,407
Total Expenses	125,571,358
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(223,108)
Net Expenses	125,348,250
Net Investment Income	53,891,227

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions in unaffiliated securities	697,041,761
Investment transactions in affiliated securities	1,529,033
Net Realized Gain	698,570,794
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	789,389,513
Affiliated investments	(71,937,861)
Change in Net Unrealized Appreciation (Depreciation)	717,451,652
Net Gain on Investments	1,416,022,446
Increase in Net Assets From Operations	$1,469,913,673

See Notes to Financial Statements.

18	ClearBridge Aggressive Growth Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2017	2016

Operations:
Net investment income	$53,891,227	$11,552,885
Net realized gain	698,570,794	445,717,695
Change in net unrealized appreciation (depreciation)	717,451,652	(313,780,941)
Increase in Net Assets From Operations	1,469,913,673	143,489,639

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(45,000,054)	—
Net realized gains	(477,311,432)	(522,656,112)
Decrease in Net Assets From Distributions to Shareholders	(522,311,486)	(522,656,112)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,562,196,664	2,401,590,735
Reinvestment of distributions	490,160,768	489,830,772
Cost of shares repurchased	(3,934,278,616)	(4,837,138,949)
Cost of shares redeemed in-kind (Note 10)	(119,163,890)	—
Decrease in Net Assets From Fund Share Transactions	(1,001,085,074)	(1,945,717,442)
Decrease in Net Assets	(53,482,887)	(2,324,883,915)

Net Assets:
Beginning of year	11,656,814,920	13,981,698,835
End of year*	$11,603,332,033	$11,656,814,920
*Includes undistributed net investment income of:	$18,773,721	$9,882,548

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$192.23	$196.14	$209.22	$158.56	$127.38

Income (loss) from operations:
Net investment income (loss)	0.80	0.07	(0.23)	(0.47)	(0.03)
Net realized and unrealized gain (loss)	24.20	3.57	(8.85)	52.55	34.99
Total income (loss) from operations	25.00	3.64	(9.08)	52.08	34.96

Less distributions from:
Net investment income	(0.68)	—	—	—	—
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(8.99)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$208.24	$192.23	$196.14	$209.22	$158.56
Total return[2]	13.43%	1.97%	(4.38)%	33.03%	28.19%

Net assets, end of year (millions)	$5,264	$5,015	$5,654	$5,502	$3,729

Ratios to average net assets:
Gross expenses	1.12%	1.14%	1.12%	1.15%	1.23%
Net expenses	1.12 [3,4]	1.14 [3]	1.12 [3]	1.15	1.23
Net investment income (loss)	0.40	0.04	(0.11)	(0.25)	(0.02)

Portfolio turnover rate	1%[5]	3%	3%[5]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

20	ClearBridge Aggressive Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class B Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$152.24	$158.59	$171.69	$131.63	$107.40

Income (loss) from operations:
Net investment loss	(1.00)	(1.56)	(1.97)	(1.89)	(1.22)
Net realized and unrealized gain (loss)	18.82	2.76	(7.13)	43.37	29.23
Total income (loss) from operations	17.82	1.20	(9.10)	41.48	28.01

Less distributions from:
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$161.75	$152.24	$158.59	$171.69	$131.63
Total return[2]	12.15%	0.86%	(5.36)%	31.73%	26.93%

Net assets, end of year (millions)	$39	$90	$168	$281	$350

Ratios to average net assets:
Gross expenses	2.58%	2.31%	2.16%	2.14%	2.22%
Net expenses	2.25 [3,4]	2.25 [3,4]	2.16 [4]	2.14	2.22
Net investment loss	(0.64)	(1.05)	(1.17)	(1.24)	(1.03)

Portfolio turnover rate	1%[5]	3%	3%[5]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$158.56	$164.22	$177.06	$135.30	$109.93

Income (loss) from operations:
Net investment loss	(0.47)	(1.01)	(1.41)	(1.50)	(0.81)
Net realized and unrealized gain (loss)	19.79	2.90	(7.43)	44.68	29.96
Total income (loss) from operations	19.32	1.89	(8.84)	43.18	29.15

Less distributions from:
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$169.57	$158.56	$164.22	$177.06	$135.30
Total return[2]	12.63%	1.26%	(5.05)%	32.13%	27.36%

Net assets, end of year (millions)	$1,290	$1,453	$1,661	$1,385	$861

Ratios to average net assets:
Gross expenses	1.83%	1.84%	1.82%	1.84%	1.88%
Net expenses	1.83 [3,4]	1.84 [3]	1.82 [3]	1.84	1.88
Net investment loss	(0.29)	(0.66)	(0.81)	(0.94)	(0.67)

Portfolio turnover rate	1%[5]	3%	3%[5]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Aggressive Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$192.76	$196.64	$209.75	$158.93	$127.75

Income (loss) from operations:
Net investment income (loss)	0.88	0.09	(0.23)	(0.49)	(0.08)
Net realized and unrealized gain (loss)	24.23	3.58	(8.88)	52.73	35.04
Total income (loss) from operations	25.11	3.67	(9.11)	52.24	34.96

Less distributions from:
Net investment income	(0.56)	—	—	—	—
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(8.87)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$209.00	$192.76	$196.64	$209.75	$158.93
Total return[2]	13.45%	1.98%	(4.38)%	33.06%	28.10%

Net assets, end of year (000s)	$29,536	$35,448	$59,610	$41,023	$3,000

Ratios to average net assets:
Gross expenses	1.10%	1.13%	1.12%	1.19%	1.34%
Net expenses[3]	1.10 [4]	1.13	1.12	1.13 [4]	1.30 [4]
Net investment income (loss)	0.44	0.05	(0.11)	(0.25)	(0.06)

Portfolio turnover rate	1%[5]	3%	3%[5]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$188.37	$192.89	$206.40	$156.82	$126.29

Income (loss) from operations:
Net investment income (loss)	0.24	(0.46)	(0.81)	(0.96)	(0.25)
Net realized and unrealized gain (loss)	23.68	3.49	(8.70)	51.96	34.56
Total income (loss) from operations	23.92	3.03	(9.51)	51.00	34.31

Less distributions from:
Net investment income	(0.06)	—	—	—	—
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(8.37)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$203.92	$188.37	$192.89	$206.40	$156.82
Total return[2]	13.09%	1.68%	(4.65)%	32.71%	27.91%

Net assets, end of year (millions)	$94	$104	$111	$68	$28

Ratios to average net assets:
Gross expenses	1.42%	1.43%	1.41%	1.42%	1.44%
Net expenses[3]	1.42 [4]	1.43	1.41 [4]	1.41 [4]	1.44
Net investment income (loss)	0.12	(0.25)	(0.40)	(0.51)	(0.18)

Portfolio turnover rate	1%[5]	3%	3%[5]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Aggressive Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$210.12	$213.05	$226.22	$170.79	$136.44

Income (loss) from operations:
Net investment income	1.67	0.71	0.45	0.13	0.56
Net realized and unrealized gain (loss)	26.41	3.91	(9.62)	56.72	37.57
Total income (loss) from operations	28.08	4.62	(9.17)	56.85	38.13

Less distributions from:
Net investment income	(1.18)	—	—	—	—
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(9.49)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$228.71	$210.12	$213.05	$226.22	$170.79
Total return[2]	13.79%	2.28%	(4.08)%	33.46%	28.65%

Net assets, end of year (millions)	$3,273	$3,786	$5,295	$4,159	$2,079

Ratios to average net assets:
Gross expenses	0.81%	0.83%	0.81%	0.83%	0.87%
Net expenses[3]	0.81	0.83	0.81	0.83	0.87
Net investment income	0.76	0.35	0.20	0.07	0.36

Portfolio turnover rate	1%[4]	3%	3%[4]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$212.29	$214.91	$227.91	$171.87	$137.09

Income (loss) from operations:
Net investment income	1.67	0.94	0.68	0.36	0.72
Net realized and unrealized gain (loss)	26.91	3.99	(9.68)	57.10	37.84
Total income (loss) from operations	28.58	4.93	(9.00)	57.46	38.56

Less distributions from:
Net investment income	(1.50)	—	—	—	—
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(9.81)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$231.06	$212.29	$214.91	$227.91	$171.87
Total return[2]	13.90%	2.41%	(3.98)%	33.61%	28.83%

Net assets, end of year (millions)	$1,614	$1,175	$1,032	$1,004	$643

Ratios to average net assets:
Gross expenses	0.71%	0.71%	0.70%	0.72%	0.73%
Net expenses[3]	0.71	0.71	0.70	0.72	0.73
Net investment income	0.75	0.46	0.30	0.18	0.47

Portfolio turnover rate	1%[4]	3%	3%[4]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge Aggressive Growth Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Aggressive Growth Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Aggressive Growth Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$11,570,995,155	—	—	$11,570,995,155
Rights	2,218,656	—	—	2,218,656
Total long-term investments	11,573,213,811	—	—	11,573,213,811
Short-term investments†	3,475,772	—	—	3,475,772
Total investments	$11,576,689,583	—	—	$11,576,689,583

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

ClearBridge Aggressive Growth Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(66,779,119)	$66,779,119

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

30	ClearBridge Aggressive Growth Fund 2017 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.25%, 2.25%, 2.00%, 1.25%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended August 31, 2017, fees waived and/or expenses reimbursed amounted to $223,108.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

ClearBridge Aggressive Growth Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2017, LMIS and its affiliates retained sales charges of $1,373,433 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$7,911	$3,558	$59,965

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended August 31, 2017, such purchase and sale transactions (excluding accrued interest) were $0 and $89,226,000, respectively, with a realized loss of $110,979,609.

3. Investments

During the year ended August 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$128,088,848
Sales	1,450,119,793	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $119,163,890.

At August 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$5,082,237,482	$6,832,083,471	$(337,631,370)	$6,494,452,101

32	ClearBridge Aggressive Growth Fund 2017 Annual Report

4. Derivative instruments and hedging activities

During the year ended August 31, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$13,097,659	†	$8,647,119
Class B	654,200		570,365
Class C	13,813,318	†	1,681,815
Class FI	88,903	†	51,500
Class R	506,191	†	214,360
Class I	—		3,421,409
Class IS	—		62,832
Total	$28,160,271		$14,649,400

†	Amounts shown are exclusive of expense reimbursements. For the year ended August 31, 2017, the service and/or distribution fees reimbursed amounted to $4,833, $3,149, $1 and $233 for Class A, Class C, Class FI and Class R shares, respectively.

For the year ended August 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,833
Class B	214,892
Class C	3,149
Class FI	1
Class R	233
Class I	—
Class IS	—
Total	$223,108

ClearBridge Aggressive Growth Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended August 31, 2017	Year Ended August 31, 2016
Net Investment Income:
Class A	$17,971,866	—
Class B	—	—
Class C	—	—
Class FI	101,902	—
Class R	31,114	—
Class I	19,021,327	—
Class IS	7,873,845	—
Total	$45,000,054	—

Net Realized Gains:
Class A	$218,474,759	$213,252,695
Class B	4,072,761	6,992,531
Class C	71,150,100	75,867,825
Class FI	1,504,942	2,150,350
Class R	4,373,026	4,570,776
Class I	133,980,936	180,253,442
Class IS	43,754,908	39,568,493
Total	$477,311,432	$522,656,112

7. Shares of beneficial interest

At August 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,437,392	$664,308,477	3,109,592	$577,451,733
Shares issued on reinvestment	1,195,313	228,053,792	1,101,298	205,447,231
Shares repurchased	(5,441,379)	(1,087,253,723)	(6,953,674)	(1,282,621,704)
Net decrease	(808,674)	$(194,891,454)	(2,742,784)	$(499,722,740)

Class B
Shares sold	722	$113,034	2,030	$301,941
Shares issued on reinvestment	26,900	4,019,606	46,418	6,913,462
Shares repurchased	(374,276)	(58,416,256)	(519,690)	(76,860,406)
Net decrease	(346,654)	$(54,283,616)	(471,242)	$(69,645,003)

34	ClearBridge Aggressive Growth Fund 2017 Annual Report

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	461,578	$75,042,019	974,085	$151,184,906
Shares issued on reinvestment	421,255	65,787,519	449,657	69,548,323
Shares repurchased	(2,437,684)	(397,502,897)	(2,373,304)	(363,718,455)
Net decrease	(1,554,851)	$(256,673,359)	(949,562)	$(142,985,226)

Class FI
Shares sold	43,811	$8,677,908	64,417	$12,176,944
Shares issued on reinvestment	8,158	1,561,854	11,315	2,116,585
Shares repurchased	(94,550)	(19,042,699)	(194,973)	(35,993,651)
Net decrease	(42,581)	$(8,802,937)	(119,241)	$(21,700,122)

Class R
Shares sold	117,339	$22,963,266	199,243	$36,540,392
Shares issued on reinvestment	18,528	3,469,102	20,651	3,783,314
Shares repurchased	(224,560)	(44,020,881)	(248,017)	(45,050,699)
Net decrease	(88,693)	$(17,588,513)	(28,123)	$(4,726,993)

Class I
Shares sold	4,986,074	$1,094,512,323	6,471,427	$1,302,735,449
Shares issued on reinvestment	648,851	135,648,821	798,454	162,453,364
Shares repurchased	(9,199,416)	(1,969,850,418)	(14,104,769)	(2,825,947,604)
Shares redeemed in-kind	(142,851)	(30,457,664)	—	—
Net decrease	(3,707,342)	$(770,146,938)	(6,834,888)	$(1,360,758,791)

Class IS
Shares sold	3,211,735	$696,579,637	1,549,558	$321,199,370
Shares issued on reinvestment	244,552	51,620,074	192,669	39,568,493
Shares repurchased	(1,608,505)	(358,191,742)	(1,013,224)	(206,946,430)
Shares redeemed in-kind	(397,308)	(88,706,226)	—	—
Net increase	1,450,474	$301,301,743	729,003	$153,821,433

ClearBridge Aggressive Growth Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

8. Transactions with affiliated companies

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended August 31, 2017:

	Affiliate Value at August 31, 2016	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2017
		Cost	Shares	Cost	Shares
Core Laboratories NV	$337,131,833	—	—	$1,920,854	15,794	$1,529,033	$5,604,014	$(71,937,861)	$263,273,118

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$55,289,199	—
Net long-term capital gains	467,022,287	$522,656,112
Total distributions paid	$522,311,486	$522,656,112

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$18,936,974
Undistributed long-term capital gains — net	596,483,395
Total undistributed earnings	615,420,369
Other book/tax temporary differences(a)	(156,237)
Unrealized appreciation (depreciation)(b)	6,494,452,101
Total accumulated earnings (losses) — net	$7,109,716,233

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2017, the Fund had redemptions-in-kind with total proceeds in the amount of $119,163,890. The net realized gains on these redemptions-in-kind amounted to $66,779,198, which was not realized for tax purposes.

36	ClearBridge Aggressive Growth Fund 2017 Annual Report

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

ClearBridge Aggressive Growth Fund 2017 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Aggressive Growth Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 18, 2017

38	ClearBridge Aggressive Growth Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Aggressive Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	ClearBridge Aggressive Growth Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Aggressive Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	ClearBridge Aggressive Growth Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Aggressive Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	ClearBridge Aggressive Growth Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund, upon completion of the audit of the Fund’s financial statements as of and for the fiscal period ended August 31, 2017 and the issuance of their report thereon, dated October 18, 2017. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended August 31, 2017 and August 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended August 31, 2017 and August 31, 2016 and the subsequent interim period through October 18, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended August 31, 2017 and August 31, 2016, and the subsequent interim period through October 18, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

ClearBridge Aggressive Growth Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2017:

Record date:	12/6/2016
Payable date:	12/7/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	79.61%
Long-term capital gain dividend	$8.128860

Please retain this information for your records.

46	ClearBridge Aggressive Growth Fund

ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/17 SR17-3164

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2016 and August 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,475 in August 31, 2016 and $83,635 in August 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in August 31, 2016 and $0 in August 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,980 in August 31, 2016 and $4,020 in August 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 25, 2017